UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2011

HIGHLANDS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-54110	27-1954096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
310 Route 94 Vernon, New Jersey	07462
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 764-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition

On April 27, 2011, Highlands Bancorp, Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated in this Item 2.02 by reference, reporting 2011 first quarter results of operations.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits.  The followings exhibit is furnished pursuant to Item 2.02

            99.1      Press Release dated April 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANCORP, INC.

Date: April 28, 2011	By:	/s/ Eileen D. Piersa
Eileen D. Piersa
Senior Vice President and Chief Financial Officer